                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, A. Alexander Porter, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:     /s/ A. ALEXANDER PORTER

                                                --------------------------------
                                                      A. Alexander Porter

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Ronald F. Hunt, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ RONALD F. HUNT

                                                --------------------------------
                                                         Ronald F. Hunt

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Randolph H. Waterfield, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature: /s/ RANDOLPH H. WATERFIELD

                                           --------------------------------
                                                Randolph H. Waterfield

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Ann Torre Grant, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ ANN TORRE GRANT

                                                --------------------------------
                                                        Ann Torre Grant

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Steven L. Shapiro, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ STEVEN L. SHAPIRO

                                                --------------------------------
                                                       Steven L. Shapiro

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Edward A. Fox, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ EDWARD A. FOX

                                                --------------------------------
                                                         Edward A. Fox

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Wolfgang Schoellkopf, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ WOLFGANG SCHOELLKOPF

                                                --------------------------------
                                                      Wolfgang Schoellkopf

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Thomas J. Fitzpatrick, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:  /s/ THOMAS J. FITZPATRICK

                                                --------------------------------
                                                     Thomas J. Fitzpatrick

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Charles L. Daley, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ CHARLES L. DALEY

                                                --------------------------------
                                                        Charles L. Daley

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Marie V. McDemmond, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ MARIE V. MCDEMMOND

                                                --------------------------------
                                                       Marie V. McDemmond

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Albert L. Lord, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ ALBERT L. LORD

                                                --------------------------------
                                                         Albert L. Lord

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, James E. Brandon, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ JAMES E. BRANDON

                                                --------------------------------
                                                        James E. Brandon

Dated: May 30, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Benjamin J. Lambert III, hereby consent to serve as a director of SLM Holding Corporation (the "Holding Company") if so named as a member of a slate of directors that includes each of the other persons nominated by The Committee to Restore Value at Sallie Mae (the "CRV"), and, as such, I hereby consent to be named as a person about to become a director of the Holding Company in the Holding Company's Registration Statement on Form S-4, dated February 5, 1997, as amended from time to time.

                                          Signature: /s/ BENJAMIN J. LAMBERT III

                                                --------------------------------
                                                    Benjamin J. Lambert III

Dated: May 30, 1997